Exhibit 99.1

NEWS RELEASE
FOR FURTHER INFORMATION:
PHIL LYNCH VICE PRESIDENT DIRECTOR CORPORATE COMMUNICATIONS AND PUBLIC RELATIONS 502-774-7928	JAY KOVAL VICE PRESIDENT DIRECTOR INVESTOR RELATIONS 502-774-6903

FOR IMMEDIATE RELEASE

BROWN-FORMAN ANNOUNCES RETIREMENT OF DON BERG;

JANE MORREAU TO BECOME CFO IN 2014

LOUISVILLE, KY, November 22, 2013 – Brown-Forman Corporation announced today that Chief Financial Officer Don Berg is retiring from the company at the end of the current fiscal year, April 30, 2014. He will hand off his duties as CFO to his successor on January 31, 2014 and will assist in the orderly transition of the CFO responsibilities through his retirement date.

“Don’s leadership of the company’s financial operations as CFO over the last six years can be measured simply by viewing the company’s results over that period,” said Brown-Forman Chief Executive Officer Paul Varga. “During a period of great global economic instability, Brown-Forman performed at the top of the global spirits industry and generated superb total shareholder returns. Don and his team were a major factor in these results and we thank him.”

Berg served in a variety of leadership roles during his 25 years with the company, including leading the company’s first emerging markets organization (then known as the Advancing Markets Group). He also led the company’s spirits business across the Americas, and oversaw corporate development, corporate strategy, and corporate finance before becoming chief financial officer in 2008.

As part of this transition, Brown-Forman also announced that Jane Morreau has been named to succeed Berg as executive vice president and chief financial officer, effective February 1, 2014.

(more)

BROWN-FORMAN CORPORATION 850 DIXIE HIGHWAY, LOUISVILLE, KY  40210 E-MAIL: BROWN-FORMAN@B-F.COM WWW.BROWN-FORMAN.COM

““With over 20 years of business and financial experience at Brown-Forman, Jane is well prepared to become our new CFO,” stated Varga. “She has a deep and broad knowledge of our business and very strong analytical skills. Alongside this, she is highly committed to leadership development and I am confident Jane will build on Don’s and the company’s reputation for financial excellence.”

Morreau has been with Brown-Forman for over 22 years, most recently in a leadership developmental assignment as senior vice president and chief production officer. Prior to becoming chief production officer early this year, she was SVP, chief accounting officer and director of finance, accounting and technology, where she directed the financial management of the company’s sales, marketing, production, and technology functions. Morreau was also Berg’s most senior direct report throughout the first five years of his service as CFO. Before joining Brown-Forman, Morreau spent over 11 years at Kentucky Fried Chicken Corporation (now known as YUM! Brands). She is a CPA and earned both a bachelor’s of science degree in commerce, with a major in accounting, and an MBA from the University of Louisville.

Morreau’s successor as chief production officer will be announced in the near future.

For more than 140 years, Brown-Forman Corporation has enriched the experience of life by responsibly building fine quality beverage alcohol brands, including Jack Daniel’s Tennessee Whiskey, Southern Comfort, Finlandia, Jack Daniel’s & Cola, Canadian Mist, Korbel, Gentleman Jack, el Jimador, Herradura, Sonoma-Cutrer, Chambord, New Mix, Tuaca, and Woodford Reserve. Brown-Forman’s brands are supported by nearly 4,000 employees and sold in approximately 160 countries worldwide. For more information about the company, please visit http://www.brown-forman.com/.

(more)

BROWN-FORMAN CORPORATION 850 DIXIE HIGHWAY, LOUISVILLE, KY 40210 E-MAIL:  BROWN-FORMAN@B-F.COM WWW.BROWN-FORMAN.COM

Important Information on Forward-Looking Statements:

This press release contains statements, estimates, and projections that are “forward-looking statements” as defined under U.S. federal securities laws. Words such as “aim,” “anticipate,” “aspire,” “believe,” “continue,” “could,” “envision,” “estimate,” “expect,” “expectation,” “intend,” “may,” “plan,” “potential,” “project,” “pursue,” “see,” “will,” “will continue,” and similar words identify forward-looking statements, which speak only as of the date we make them. Except as required by law, we do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. By their nature, forward-looking statements involve risks, uncertainties and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. These risks and other factors include, but are not limited to:

•	Unfavorable global or regional economic conditions, and related low consumer confidence, high unemployment, weak credit or capital markets, sovereign debt defaults, sequestrations, austerity measures, higher interest rates, political instability, higher inflation, deflation, lower returns on pension assets, or lower discount rates for pension obligations
•	Risks associated with being a U.S.-based company with global operations, including political or civil unrest; local labor policies and conditions; protectionist trade policies; compliance with local trade practices and other regulations, including anti-corruption laws; terrorism; and health pandemics
•	Fluctuations in foreign currency exchange rates
•	Changes in laws, regulations or policies—especially those that affect the production, importation, marketing, sale or consumption of our beverage alcohol products
•	Tax rate changes (including excise, sales, VAT, tariffs, duties, corporate, individual income, dividends, capital gains) or changes in related reserves, changes in tax rules (e.g., LIFO, foreign income deferral, U.S. manufacturing and other deductions) or accounting standards, and the unpredictability and suddenness with which they can occur
•	Dependence upon the continued growth of the Jack Daniel’s family of brands
•	Changes in consumer preferences, consumption or purchase patterns—particularly away from brown spirits, our premium products, or spirits generally, and our ability to anticipate and react to them; decline in the social acceptability of beverage alcohol products in significant markets; bar, restaurant, travel or other on-premise declines
•	Production facility, aging warehouse or supply chain disruption; imprecision in supply/demand forecasting
•	Higher costs, lower quality or unavailability of energy, input materials or finished goods
•	Route-to-consumer changes that affect the timing of our sales, temporarily disrupt the marketing or sale of our products, for result in implementation-related or higher fixed costs
•	Inventory fluctuations in our products by distributors, wholesalers, or retailers
•	Competitors’ consolidation or other competitive activities, such as pricing actions (including price reductions, promotions, discounting, couponing or free goods), marketing, category expansion, product introductions, entry or expansion in our geographic markets or distribution networks
•	Risks associated with acquisitions, dispositions, business partnerships or investments—such as acquisition integration, or termination difficulties or costs, or impairment in recorded value
•	Insufficient protection of our intellectual property rights
•	Product counterfeiting, tampering, or recall, or product quality issues
•	Significant legal disputes and proceedings; government investigations (particularly of industry or company business, trade or marketing practices)
•	Failure or breach of key information technology systems
•	Negative publicity related to our company, brands, marketing, personnel, operations, business performance or prospects
•	Business disruption, decline or costs related to organizational changes, reductions in workforce or other cost-cutting measures, or our failure to attract or retain key executive or employee talent

For further information on these and other risks, please refer to the “Risk Factors” section of our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the SEC.

# # #

BROWN-FORMAN CORPORATION 850 DIXIE HIGHWAY, LOUISVILLE, KY 40210 E-MAIL: BROWN-FORMAN@B-F.COM WWW.BROWN-FORMAN.COM